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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2007 (October 24, 2007)

THE COCA-COLA COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-2217	58-0628465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Coca-Cola Atlanta, Georgia	Plaza 30313
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (404) 676-2121

Not Applicable
(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.

        On October 24, 2007, The Coca-Cola Company, a Delaware corporation ("TCCC"), announced that it completed its previously announced acquisition of shares of Energy Brands Inc. d/b/a Glaceau, a New York corporation ("Glaceau"), held by Tata Tea (GB) Investments Limited, a company organized under the laws of England and Wales ("TTGBI"), and Tata Limited, a company organized under the laws of England and Wales ("TL"). Pursuant to a Put and Call Option Agreement, dated as of May 24, 2007 (the "Put/Call Agreement"), by and among TCCC, TTGBI, TL and Tata Tea (GB) Limited, a company organized under the laws of England and Wales (the "Put Holder" and together with TTGBI and TL, the "Tata Entities"), TCCC purchased 3,923,109 shares of Glaceau held by the Tata Entities equal to approximately 28.7% of the outstanding common stock of Glaceau. As a result of the transaction, TCCC owns 100% of Glaceau. TCCC paid approximately $1.234 billion in cash to the Tata Entities with approximately $120 million of that amount being held in an escrow account to fund potential indemnity claims by TCCC under the Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 24, 2007, by and among TCCC, Mustang Acquisition Company, LLP, a Delaware limited liability partnership, Glaceau, and J. Darius Bikoff and Michael Repole, each solely in his capacity as, respectively, Initial Stockholder Representative and Substitute Stockholder Representative (as such terms are defined in the Merger Agreement).

        The foregoing description of the Put/Call Agreement is not complete and is qualified in its entirety by reference to the Put/Call Agreement, a copy of which is filed as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

  (d)
  Exhibits

99.1	Put and Call Option Agreement among Tata Tea (GB) Limited, Tata Tea (GB) Investments Limited, Tata Limited and The Coca-Cola Company, dated as of May 24, 2007. (Incorporated by reference to Exhibit 99.2 to TCCC's Current Report on Form 8-K, filed May 31, 2007)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
By:	/s/ Harry L. Anderson
Name: Harry L. Anderson
Title: Vice President and Controller (On behalf of the Registrant and as Chief Accounting Officer)

Date: October 26, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Put and Call Option Agreement among Tata Tea (GB) Limited, Tata Tea (GB) Investments Limited, Tata Limited and The Coca-Cola Company, dated as of May 24, 2007. (Incorporated by reference to Exhibit 99.2 to TCCC's Current Report on Form 8-K, filed May 31, 2007)

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  Item 2.01. Completion of Acquisition or Disposition of Assets.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX